UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2005

Cougar Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50096	30-0135720
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Gongnong Rd

Qiaokou District

Wuhan 430035, PRC

(Address of principal executive office, including zip code)

(027) 8386-6860

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report on Form 8-K/A-1 amends and supplements the report on Form 8-K dated July 1, 2005 and filed by Cougar Holdings Inc. (the “Registrant”) on July 5, 2005 (the “Report on Form 8-K”). The Report on Form 8-K was filed to report the acquisition (the “Acquisition”) by Cougar Holdings Inc. of all of the outstanding capital stock of Wuhan Youji Industries Co., Limited (“Wuhan”). The disclosures required by Items 1.01, 2.01, 3.02, 5.01 and 5.02 were included in the Report on Form 8-K. The audited financial statements of Wuhan for the fiscal years ended December 31, 2004 and 2003, required by Item 9.01(a), were included in the Report on Form 8-K.

In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Form 8-K/A-1 is being filed within 71 days after July 5, 2005 (the date that the initial Report on Form 8-K was required to be filed), to amend and supplement the Report on Form 8-K to include the unaudited financial statements of Wuhan for the six months ended June 30, 2005 and pro forma financial information required by Item 9.01.

This Form 8-K/A-1 is also being filed to amend and supplement the Report on Form 8-K to include as an exhibit, as required by Item 9.01(c), the Agreement for Acquisition for 100% Ownership in Wuhan Youji Industries Co., Limited, by and among Cougar Holdings Inc., a Nevada corporation, Hudson Capital Corporation, an Alberta, Canada corporation, Wuhan Youji Industries Co., Limited, a People’s Republic of China corporation and the Shareholders of Wuhan Youji Industries Co. Limited.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited financial statements required by Rule 3-05(b) of Regulation S-X for Wuhan Youji Industries Co., Limited are attached as Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X are attached as Exhibit 99.3.

(c) Exhibits.

Exhibit 2.1	Agreement for Acquisition for 100% Ownership in Wuhan Youji Industries Co., Limited, by and among Cougar Holdings Inc., a Nevada corporation, Hudson Capital Corporation, an Alberta, Canada corporation, and Wuhan Youji Industries Co., Limited, a People’s Republic of China corporation dated June 9, 2005.

Exhibit 99.1	Audited Consolidated Financial Statements for Wuhan Youji Industries Co. Limited for the years ended December 31, 2004, 2003 and 2002. (Incorporated by reference to the Registrant’s Form 8-K filed July 5, 2005.)

Exhibit 99.2	Interim Consolidated Financial Statements (unaudited) for Wuhan Youji Industries Co. Limited for the six months ended June 30, 2005.

Exhibit 99.3	Pro Forma Consolidated Financial Statements (unaudited) for Cougar Holdings Inc. for the period ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K/A-1 to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR HOLDINGS INC.

By:	/s/ YUANKUN GAO
Name:	Yuankun Gao
Title:	President

Date: September 7, 2005